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                                                                      EXHIBIT 23


                          CONSENT TO USE OF REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our report, and to all references to our firm incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File No. 33-60524, File No. 33-63822 and File No. 33-83840).




                                        /s/  ARTHUR ANDERSEN LLP





Tampa, Florida
  April 24, 1998